Off-Balance Sheet Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Contractual Amounts of Commitments and Letters of Credit

COMMITMENTS AND LETTERS OF CREDIT

	DECEMBER 31
(In Millions)	2011	2010
Legally Binding Commitments to Extend Credit*	$28,702.2	$27,229.5
Standby Letters of Credit**	$4,293.4	$4,344.7
Commercial Letters of Credit	23.4	32.8

* These amounts exclude $.5 billion and $1.6 billion of commitments participated to others at December 31, 2011 and 2010, respectively.

** These amounts include $608.2 million and $602.3 million of standby letters of credit secured by cash deposits or participated to others as of December 31, 2011 and 2010, respectively. The weighted average maturity of standby letters of credit was 27 months at December 31, 2011 and 20 months at December 31, 2010.